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                             Greenfield Online, Inc.
                                 (the "Company")

                  STOCK OPTION AGREEMENT FOR PURCHASE OF STOCK

         We are pleased to inform you that the Company has granted to you, as the individual named below (the "Optionee"), this Stock Option. This Stock Option Agreement is a contract between you and the Company. It grants to you certain defined rights, at certain times, and under certain conditions, to purchase shares of the Company's common stock, and in exchange you accept certain obligations and responsibilities, as described below and in the Company's 1999 Stock Option Plan (the "Plan") and the attached Terms and Conditions.

         FOR VALUABLE CONSIDERATION, the Company does hereby grant to the Optionee, as of the Date of Option Grant specified below, the right and option to purchase the Number of Option Shares of common stock of the Company specified below (the "Option Shares") for the Exercise Price Per Share specified below, and the right to purchase the Option Shares under this Stock Option Agreement shall accrue and vest according to the Vesting Schedule specified below:

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Name of Optionee:
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Type of Option:                         |_| Employee Incentive Stock Option
                                        |_| Employee Nonqualified Stock Option
                                        |_| Consultant Nonqualified Stock Option
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Number of Option Shares:
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Exercise Price Per Share:
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Date of Option Grant:
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Reload Rights:                          |_| Yes          |_| No
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Term of Option:                         __  Years from Date of Option Grant
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Vesting Schedule:
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                  EXECUTED as of the Date of Option Grant.

                             Greenfield Online, Inc.
                             By
                                 -----------------------------------------------
                             Its
                                 -----------------------------------------------

                  By signing below and entering into this Stock Option Agreement, Optionee agrees to the terms hereof, and all obligations and responsibilities as described in Plan and the attached Terms and Conditions.


                             OPTIONEE
                             By
                                 -----------------------------------------------
                                            , as Optionee
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                 TERMS AND CONDITIONS OF STOCK OPTION AGREEMENT

            Stock Options are subject to the terms hereof and of the
             Company's 1999 Stock Option Plan ("Plan"). Capitalized
          Terms used in this Stock Option Agreement (this "Agreement"), if not otherwise defined, have the meanings given them in the Plan.

         1. a. Any Option Shares which become purchasable ("vest") but are not purchased on a vesting date or anniversary date, as the case may be, may be purchased on any subsequent date, provided all options for the purchase of Option Shares must be exercised within the time periods specified in Section 2 below.

            b. Optionees shall have conditional purchase rights in the event of any Change of Control Event as described in the Plan.

         2. If Optionee is or becomes an Employee, all unvested options shall expire upon any termination of Optionee's employment with the Company, whether voluntary or involuntary, or upon the death or disability of Optionee.

         Subject to the terms hereof, all vested options (i.e., options for which the right to purchase has accrued) shall expire at the earliest of the following:

            a. The earlier of the end of the Term of Option specified on the first page of this Agreement or Ten (10) years from the Date of Option Grant specified on the first page of this Agreement;

            b. If Optionee is or becomes an Employee, ninety (90) days after voluntary or involuntary termination of Optionee's employment other than termination as described in Paragraphs (c) or (d) below;

            c. If Optionee is or becomes an Employee, upon discharge of Optionee for misconduct, willfully or wantonly harmful to the Company;

            d. If Optionee is or becomes an Employee, Twelve (12) months after Optionee's death or disability; or

            [e. In the event of a Change of Control Event as described the Plan. However, if the Change of Control Event, as the case may be, and as described in the Plan, is not finalized, all options which are terminated pursuant to this Subsection (e) shall be reinstated as described in the Plan. ]

         3. This Stock Option may be exercised at different times for portions of the total number of Option Shares for which the right to purchase shall have accrued and vested hereunder, provided that such portions are in multiples of ten (10) shares if the Optionee holds vested portions for ninety-nine (99) or fewer shares and otherwise in multiples of one hundred (100) shares.

         4. This Stock Option shall be adjusted for recapitalizations, stock splits, stock dividends, and the like as described in the Plan.

         5. This is not an employment contract and while the benefits, if any, of this Stock Option may be an incident of the Optionee's employment with the Company, the terms and conditions of such employment are otherwise wholly independent hereof.

         6. Neither this Stock Option nor any right under this Agreement is assignable, and rights under this Agreement may be exercised only by the Optionee or a person to whom the rights under this Agreement shall pass by will or the laws of descent and distribution.

         7. The Optionee shall indicate Optionee's intention to exercise this Stock Option with respect to vested Option Shares by notifying the Company in writing of such intention, indicating the number of Option Shares Optionee intends to purchase, and, within ten (10) days thereafter, paying to the Company an amount sufficient to cover the total option price of such Option Shares. Payment of the Exercise Price Per Share specified on the first page of this Agreement shall be made in cash or in accordance with such procedures for a "cashless exercise" as may be established from time to time by the Company and the brokerage firm, if any, designated by the Company to facilitate exercises of Stock Options and sales of Optioned Shares under the Plan.

         8. If the Optionee, immediately prior to the grant of an Incentive Stock Option hereunder, owns stock in the Company representing more than ten percent (10%) of the voting power of all classes of stock of the Company, the Exercise Price Per Share specified on the first page of this Agreement for Incentive Stock Options granted hereunder shall be not less than one hundred ten percent (110%) of the fair market value of the Company's common stock on the Date of Option Grant specified on the first page of this Agreement, and such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from said Date of Option Grant, and notwithstanding any pricing or vesting terms hereof which appear at variance with the foregoing, all pricing and vesting terms hereof shall be deemed hereby to conform with the foregoing limitations. In lieu of the foregoing, the Optionee may elect to have a Stock Option that purports to be an Incentive Stock Option treated as a Non-Qualified Stock Option pursuant to the original terms of this Agreement.

         9. Notwithstanding the foregoing, no Stock Option shall be exercisable, and rights under this Agreement are not enforceable, unless and until all requirements imposed by or pursuant to Section 2.17 of the Plan are satisfied.

         SECTION 2.17 of Plan DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THIS OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY OPTION SHARES TO THE OPTIONEE. AT THE PRESENT TIME THE PLAN IS NOT REGISTERED AND, ALTHOUGH SHARES MAY BE ISSUED UPON EXERCISE, THE SHARES SO ISSUED ARE NOT FREELY TRADABLE.

         THERE CAN BE NO ASSURANCE THAT THE EXEMPTION(S) ALLOWING ISSUANCE OF THE SHARES UPON EXERCISE WILL REMAIN AVAILALBLE, NOR IS THERE ASSURANCE THAT ISSUED SHARES WILL BE REGISTERED OR THAT ONCE REGISTERED THE REGISTRATION WILL BE MAINTAINED. IF THE SHARES ARE NOT REGISTERED OR IF THE REGISTRATION IS NOT MAINTAINED, THE OPTIONEE WILL NOT BE ABLE TO TRADE SHARES OBTAINED UPON EXERCISE OF THIS
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STOCK OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT
TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO THE OPTIONEE PRIOR TO THE EXPIRATION OF THIS OPTION. AS A CONSEQUENCE OF THE FOREGOING, THE OPTIONEE MIGHT NOT HAVE AN OPPORTUNITY TO EXERCISE THIS OPTION AND TO RECEIVE OPTION SHARES UPON SUCH EXERCISE, AND, IF THE OPTIONEE IS ABLE TO EXERCISE THIS OPTION AND TO RECEIVE OPTION SHARES UPON SUCH EXERCISE, THE OPTIONEE MIGHT NOT HAVE THE OPPORTUNITY TO TRADE SUCH OPTION SHARES.

         10. NO RIGHTS TO STOCK OPTIONS OR EMPLOYMENT; NO RESTRICTIONS; NO
DAMAGES

         Neither Optionee nor any other person shall have any claim or right to be granted a Stock Option under the Plan. Having received a Stock Option under the Plan shall not give Optionee any right to receive any other grant or option under the Plan. Optionee agrees that continuation of the engagement of Optionee as an Employee or Consultant of the Company, as the case may be, is, in the absence of any written and signed contract to the contrary, terminable at the will of the Company. Optionee shall have no rights to or interest in any Option except as set forth herein, in the Plan, or in another Option specifically granted by the Company to Optionee. Neither this Option, the Plan, nor any action taken hereunder or under the Plan shall be construed as giving any Employee or Consultant any right to be retained in the employ of, or be engaged as a Consultant to, the Company, as the case may be. Nothing in the Plan restricts the Company's rights to adopt other option plans pertaining to any or all of the Employees or Consultants covered under the Plan or other Employees or Consultants not covered under the Plan.

         Optionee specifically acknowledges and agrees that, unless otherwise agreed to in writing by the Company, Optionee's engagement by the Company as an Employee or Consultant is "at will", is not for any fixed or minimum time period, is subject to the mutual consent of the Company and the Optionee, and may be terminated by the Company at any time, with or without cause or notice, for any reason or no reason, and without any kind of pre- or post-termination warning, discipline or procedure.

         This Agreement and the Stock Option represented hereby may be affected, with regard to both vesting schedule and termination, by leaves of absence, a reduction in the number of hours worked, partial disability, and other changes in Optionee's Employee or Consultant status, as the case may be. The Company's policies in such matters, if any, shall be contained in the Plan Guidelines adopted by the Board. The Plan Guidelines and the guidelines, rules, policies and regulations contained therein may be amended at any time and from time to time by the Board of Directors of the Company, or the Committee appointed by such Board, in its sole discretion and with or without notice. Optionee's rights hereunder or under the Plan at any time shall be governed by the Plan Guidelines in effect at the time of any change in Optionee's employment status as contemplated above.

         11. This Agreement and the Stock Option represented hereby is granted pursuant to and is controlled by the Plan and by the Plan Guidelines, if any, as adopted by the Board and amended from time to time. Optionee, by execution hereof, acknowledges receipt of the Plan and the Plan Guidelines as they currently exist and acceptance of the terms and conditions of the Plan, the Plan Guidelines and of this Agreement. If, for any reason, any provision of this Stock Option is not fully enforceable in accordance with its terms, the remainder of the Stock Option shall nevertheless be enforceable to the extent permitted by law.